  EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Global Smart Capital Corp. (the “Company”) on Form 10-Q for the period ended February 28, 2017, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Mark Palestine, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 14, 2017	By:	/s/ Mark Palestine
Mark Palestine
Treasurer

A signed original of this written statement required by Section 906 has been provided to Global Smart Capital Corp., and will be retained by Global Smart Capital Corp., and furnished to the Securities and Exchange Commission or its staff upon request.